The Sentinel Funds
Class A, Class B, Class C, Class D and Class S

Supplement dated June 28, 2007 to the Prospectus dated May 4, 2007

The paragraph titled “Disclosure of Portfolio Securities” on page 18 is deleted and replaced with the following:

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information. Each Fund’s month-end top ten holdings are posted at www.sentinelfunds.com under “Performance and Prices” with at least a 15-day lag.

The Average Annual Total Return table for the Mid Cap Value Fund on page 28 is deleted and replaced with the following:

Mid Cap Value Fund
Return Before Taxes: Class A	11.05	12.51	14.25[30]
Return Before Taxes: Class C	15.04	12.84	14.28[30]
Russell Midcap Value Index[33]	20.22	15.88	14.70[31]
Morningstar Mid-Cap Blend Category[22]	13.73	10.62	7.96[31]
Return Before Taxes: Class A	11.05	12.51	13.44[30]
Return After Taxes on Distributions:
Class A	10.11	11.65	12.60[30]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	8.44	10.82	11.68[30]
Russell Midcap Value Index[33]	20.22	15.88	16.82[32]
Morningstar Mid-Cap Blend Category[22]	13.73	10.62	13.60[32]

Effective August 27, 2007, the following paragraph is added under “Additional Information About Buying, Selling and Exchanging Shares”, which begins on page 47:

Redemptions in Kind
The Fund may, at its discretion, redeem it shares in kind (i.e., in securities rather than in cash).

The table on page 63 of the Prospectus is deleted and replaced with the following:

Ratios/Supplemental Data
				Ratio of		Ratio of net
			Ratio of	expenses to	Ratio of net	investment income
			expenses to	average net	investment	(loss) to average
	Net assets	Ratio of	average net	assets before	income	net assets before
Total	at end of	expenses to	assets before	contractual and	(loss) to	contractual and	Portfolio
return *	period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)	(000 omitted)	assets (%)	credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(18.29)	$109,161	1.30	1.31	1.31	(0.80)	(0.80)	230
32.17	137,019	1.31	1.31	1.31	(0.98)	(0.98)	116
9.75	147,021	1.24	1.24	1.24	(0.90)	(0.90)	98
5.61	166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
7.21	149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
(19.14)	$24,321	2.29	2.30	2.30	(1.79)	(1.79)	230
30.53	28,615	2.46	2.47	2.47	(2.13)	(2.13)	116
8.71	26,608	2.19	2.20	2.20	(1.86)	(1.86)	98
4.48	24,820	2.28	2.30	2.30	(1.65)	(1.65)	160
6.22	17,073	2.35	2.36	2.36	(1.63)	(1.63)	83
(19.44)	$1,675	2.65	2.65	2.65	(2.15)	(2.15)	230
30.23	1,951	2.71	2.72	2.72	(2.39)	(2.39)	116
8.22	2,873	2.60	2.61	2.61	(2.27)	(2.27)	98
4.26	4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
6.06	3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
(9.42)	$1,232	1.35	1.69	1.69	1.05	0.71	36
32.57	3,356	1.35	1.60	1.60	(0.03)	(0.28)	45
18.58	6,121	1.35	1.44	1.44	0.56	0.47	31
19.78 +++	4,538	1.34	1.35	1.35	(0.74)	(0.75)	53
13.87	4,169	1.35	1.38	1.38	(0.05)	(0.08)	35
(9.95)	$1,910	2.10	2.46	2.46	0.27	(0.09)	36
31.64	4,013	2.10	2.35	2.35	(0.81)	(1.06)	45
17.72	6,330	2.10	2.19	2.19	(0.19)	(0.28)	31
18.86 +++	9,040	2.09	2.10	2.10	(1.33)	(1.34)	53
13.09	9,425	2.10	2.13	2.13	(0.79)	(0.82)	35
5.68	$257,690	0.76	0.77	1.09	3.81	3.49	74
1.79	367,541	0.81	0.81	1.06	2.24	1.99	119
2.64	322,431	0.91	0.91	1.07	3.06	2.90	136
1.09	259,386	1.05	1.06	1.09	3.39	3.36	113
4.11	185,410	1.06	1.08	1.08	4.02	4.02	90

2.53 ++	$209	2.57 +	3.63 +	3.63 +	2.60 +	2.60 +	90 ++

0.58 ++	$18,323	1.44 +	1.45 +	1.45 +	3.21 +	3.21 +	113 ++
3.64	9,025	1.48	1.48	1.48	3.60	3.60	90